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[MetLife LOGO]

MetLife Insurance Company of Connecticut                      Metropolitan Life Insurance Company
MetLife of CT Separate Account Eleven for Variable Annuities  Metropolitan Life Separate Account E

METLIFE ACCUMULATION ANNUITY
Supplement dated November 17, 2014 to the prospectuses dated November 17, 2014

                       NEW CONTRACT PGR FEE RATE NOTICE

This notice provides the PGR Fee Rate for new purchasers of MetLife Accumulation Annuity variable annuity contracts issued based on applications signed and dated during the effective period referenced below. This notice should be read in its entirety and kept with the prospectus for future reference.

                               EFFECTIVE PERIOD:

                      NOVEMBER 17, 2014 TO APRIL 24, 2015

                                 PGR FEE RATE:

                                     1.15%

IN ORDER TO BE ISSUED A CONTRACT WITH THIS PGR FEE RATE, YOUR APPLICATION MUST BE SIGNED AND DATED ON OR PRIOR TO THE EFFECTIVE PERIOD END DATE ABOVE.

The PGR Fee Rate applicable to contracts issued based on applications signed and dated after the end of the effective period will be published in a new prospectus supplement filed on or about April 3, 2015. In order to get the PGR Fee Rate indicated in a prospectus supplement, your application must be signed and dated on or before the last day of the effective period noted in that supplement. Please speak with your registered representative if you have any questions.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

THE VARIABLE ANNUITY CONTRACT

ISSUED BY

METROPOLITAN LIFE INSURANCE COMPANY

AND

METROPOLITAN LIFE SEPARATE ACCOUNT E

METLIFE ACCUMULATION ANNUITY

NOVEMBER 17, 2014

This prospectus describes the modified single premium deferred variable annuity contract offered by Metropolitan Life Insurance Company (MetLife or we or us). The contract is offered for individuals and some tax-qualified and non-qualified retirement plans. The contract includes a guaranteed minimum accumulation benefit feature called the Preservation and Growth Rider (PGR) that, unless terminated, guarantees at a future date your Account Value will not be less than your Purchase Payment (adjusted for withdrawals). THIS FEATURE DOES NOT ESTABLISH OR GUARANTEE ANY MINIMUM RETURN FOR ANY INVESTMENT OPTION AND THE PGR AMOUNT DOES NOT REPRESENT AN AMOUNT OF MONEY AVAILABLE FOR WITHDRAWAL AND IS NOT USED TO CALCULATE ANY BENEFITS UNDER THE CONTRACT PRIOR TO THE PGR END DATE (EXCEPT AS A POTENTIAL DEATH BENEFIT AMOUNT UPON THE DEATH OF AN OWNER OR ANNUITANT IF OWNED BY A NON-NATURAL PERSON).

The annuity contract has a single investment choice. We may add additional Investment Options in the future.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
(INVESTOR CLASS):
FIDELITY(R) VIP FUNDSMANAGER(R) 60% PORTFOLIO

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Variable Annuity contract.

To learn more about the MetLife Variable Annuity contract, you can obtain a copy of the Statement of Additional Information (SAI) dated November 17, 2014. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 38 of this prospectus. For a free copy of the SAI, or for further information, call us at (866) 414-3259, or write the Annuity Service Office, P.O. Box 10366, Des Moines, IA 50306-0366.

THE CONTRACTS:

ARE NOT BANK DEPOSITS
ARE NOT FDIC INSURED
ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY ANY BANK OR CREDIT UNION
MAY BE SUBJECT TO LOSS OF PRINCIPAL

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOVEMBER 17, 2014

TABLE OF CONTENTS

INDEX OF SPECIAL TERMS..................  3
HIGHLIGHTS..............................  4
FEE TABLES AND EXAMPLES.................  6
    Investment Option Expenses..........  8
    Examples............................  9
    Condensed Financial Information.....  9
1.  THE ANNUITY CONTRACT................ 10
2.  PURCHASE............................ 11
    Purchase Payments................... 11
    Allocation of Purchase Payments..... 11
    Free Look........................... 11
    Accumulation Units.................. 12
    Replacement of contracts............ 12
3.  INVESTMENT OPTIONS.................. 14
    Voting Rights....................... 15
    Substitution of Investment Options.. 15
4.  EXPENSES............................ 16
    Premium and Other Taxes............. 18
    Income Taxes........................ 18
    Investment Option Expenses.......... 18
5.  ANNUITY PAYMENTS (THE INCOME
     PHASE)............................. 19
    Annuity Date........................ 19
    Additional Information.............. 20
6.  ACCESS TO YOUR MONEY................ 21
    Systematic Withdrawal Program....... 22
    Suspension of Payments or Exchanges. 22
7.  LIVING BENEFIT...................... 23

 8.  PERFORMANCE...................................... 25
 9.  DEATH BENEFIT DURING THE
      ACCUMULATION PHASE.............................. 26
     Death Benefit.................................... 26
     General Death Benefit Provisions................. 26
     Spousal Continuation............................. 27
10.  FEDERAL INCOME TAX STATUS........................ 29
11.  OTHER INFORMATION................................ 35
     Metropolitan Life Insurance Company.............. 35
     The Separate Account............................. 35
     Distributor...................................... 35
     Selling Firms.................................... 36
     Compensation Paid to Selling Firm................ 36
     Additional Compensation.......................... 36
     Requests and Elections........................... 36
     Confirming Transactions.......................... 37
     Ownership........................................ 37
     Legal Proceedings................................ 38
     Financial Statements............................. 38
     Table of Contents of the Statement of Additional
      Information..................................... 38

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page or pages indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page and are capitalized wherever they appear in the text.


                          Account Value             12

                          Accumulation Period       10

                          Accumulation Unit         12

                          Annuitant                 38

                          Annuity Date              19

                          Annuity Option            19

                          Annuity Payments          19

                          Annuity Period            10

                          Annuity Service Office     5

                          Beneficiary               38

                          Business Day              11

                          Contract Anniversary       4

                          Contract Date           4,11

                          Contract Year              4

                          Free Look                 11

                          Good Order                37

                          Investment Option         14

                          Maturity Date             19

                          Maximum PGR Fee Rate    6,16

                          Owner                     37

                          PGR Amount                23

                          PGR End Date              23

                          PGR Fee Rate              16

                          PGR Payment               24

                          Purchase Payment          11

                          Separate Account          35

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. Your Account Value will be invested on a tax-deferred basis in the Fidelity VIP FundsManager(R) 60% Portfolio. The contract is intended for retirement savings or other long-term investment purposes. The contract includes a guaranteed minimum accumulation benefit feature called the Preservation and Growth Rider (PGR) that guarantees at the PGR End Date your Account Value will not be less than your Purchase Payment (adjusted for withdrawals), provided that the specified conditions are met. (See "Living Benefit--Preservation and Growth Rider.")

We are obligated to pay all money we owe under the contracts, including death benefits, Annuity Payments, and any amount due under the PGR. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information--The Separate Account").

The contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the first seven Contract Years, we may assess a 2% withdrawal charge. Withdrawals negatively impact the benefits and guarantees provided by your contract. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees. (A CONTRACT YEAR is defined as a one-year period starting on the CONTRACT DATE, which is the date the contract is issued, and on each CONTRACT ANNIVERSARY thereafter.) The Annuity Period occurs when you begin receiving regular Annuity Payments from your contract.

If you choose to annuitize the contract, your Annuity Payments will be made on a fixed basis. The amount of each payment will not change during the Annuity Period.

This prospectus describes all material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Office.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals on a tax-qualified and non-qualified basis. For any tax-qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax-qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.") IN ADDITION, FOR CERTAIN QUALIFIED CONTRACTS YOU MAY BE REQUIRED TO TAKE WITHDRAWALS TO FULFILL REQUIRED MINIMUM DISTRIBUTIONS (RMD WITHDRAWALS). THE PGR MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH SUCH QUALIFIED CONTRACTS BECAUSE WITHDRAWALS, INCLUDING RMD WITHDRAWALS, WILL CAUSE PROPORTIONATE REDUCTIONS TO YOUR PGR AMOUNT (SEE "LIVING BENEFIT--PRESERVATION AND GROWTH RIDER--PGR AMOUNT"). YOU SHOULD CONSIDER WHETHER THE CONTRACT IS APPROPRIATE FOR YOUR CIRCUMSTANCES.

FREE LOOK. You may cancel the contract by returning it with a written cancellation request within 10 days after receiving it. If you mail your cancellation request, the request must be postmarked by the appropriate day; if you deliver your cancellation request by hand, it must be received by us by the appropriate day. You will receive whatever your contract is worth on the day that we receive your cancellation request and we will not deduct a withdrawal charge. The amount you receive may be more or less than your Purchase Payment depending upon the performance of the Investment Option. You bear the risk of any decline in Account Value.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the Accumulation Period, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Annuity Period are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. If the Owner of a non-qualified annuity contract is not a natural person (e.g., certain trusts), gains under the contract are generally not eligible for tax deferral. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). A contract generally may have two Owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code may purchase the contract. If a non-natural person is the Owner of a non-qualified contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the PGR and the death benefit.

NON-NATURAL PERSONS AS BENEFICIARIES. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the contract will generally eliminate a spousal Beneficiary's ability to continue the contract and the PGR.

INQUIRIES. If you need more information, please contact our ANNUITY SERVICE
  OFFICE at:

Annuity Service Office
PO Box 10366
Des Moines, IA 50306-0366
(866) 414-3259

ELECTRONIC DELIVERY. As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract, prospectuses and annual and semi-annual reports for the Investment Option and other contract-related documents.

Contact us at WWW.METLIFE-EDELIVERY.COM for more information and to enroll.

FEE TABLES AND EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or, if additional Investment Options are added in the future, transfer Account Value between Investment Options. State premium taxes may also be deducted. New York does not currently assess premium taxes on Purchase Payments.

Owner Transaction Expenses Table

              Withdrawal Charge (Note 1)
              (as a percentage of Purchase Payment withdrawn)   2%

              Transfer Fee (Note 2)                            $25
              (First 12 per year)                              $ 0

Note 1. If an amount withdrawn during the first seven Contract Years is determined to include the withdrawal of any portion of the Purchase Payment, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See "Expenses--Withdrawal Charge.")

        Number of Complete Years from          Withdrawal Charge
               Contract Date           (% of Purchase Payment withdrawn)
               -------------           ---------------------------------
                     0                                 2
                     1                                 2
                     2                                 2
                     3                                 2
                     4                                 2
                     5                                 2
                     6                                 2
              7 and thereafter                         0

Note 2. Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. MetLife is currently waiving the transfer fee, but reserves the right to charge the fee in the future.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Option fees and expenses.

Separate Account Annual Expenses (as a percentage of average Account Value in the Separate Account)(Note 3)

Annual Mortality and Expense Charge                                              0.70%
      Maximum Preservation and Growth Rider (PGR) Fee Rate (Note 4)              1.80%
                                                                                 ----
      Maximum Total Separate Account Annual Expenses Including PGR Charge        2.50%

Note 3. Separate Account Annual Expenses are not assessed during the Annuity Period of the contract.
Note 4. The PGR Fee Rate applied to your contract during any Contract Year will be less than or equal to the Maximum PGR Fee Rate. Your initial PGR Fee Rate is determined at the time the contract is issued and is stated in your contract. The Maximum PGR Fee Rate will not increase. If you elect an Optional Step Up, your PGR Fee Rate may increase to any rate less than or equal to the Maximum PGR Fee Rate. (See "Living Benefit--Preservation and Growth Rider--Optional Step Up" and "Expenses--Separate Account Annual Expenses--Preservation and Growth Rider Fee Rate.")

The next table shows the total operating expenses charged by Investment Options which you may pay periodically during the time you own the contract. There is only one Investment Option available during the Accumulation Period. An Investment Option may impose a redemption fee in the future. More detail concerning the Investment Option's fees and expenses is contained in the prospectus for the Investment Option and in the following tables.

      Total Annual Portfolio Expenses                             0.88%(1)
      (expenses that are deducted from Investment Option assets, including management fees, 12b-1/service fees, and other
      expenses)

Note 1. The total annual portfolio expenses of the Fidelity VIP FundsManager(R) 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).

For information concerning compensation paid for the sale of the contracts, see "Other Information--Distributor."

INVESTMENT OPTION EXPENSES
(as a percentage of the average daily net assets of an Investment Option)

The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for the Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.

                                                                               Acquired     Total
                                                              12b-1/          Fund Fees    Annual
                                                  Management Service    Other       and Operating
                                                        Fees    Fees Expenses  Expenses  Expenses
FIDELITY VARIABLE INSURANCE PRODUCTS
   Fidelity VIP FundsManager(R) 60% Portfolio        0.25%    0.00%    0.00%    0.63%     0.88%

Notes:

The information shown in the table above was provided by the Investment Option and we have not independently verified that information. Total Annual Operating Expenses shown in the table do not reflect any current fee waiver or expense reimbursement arrangement. Strategic Advisers, Inc., the investment manager of the Fidelity VIP FundsManager(R) 60% Portfolio has contractually agreed to waive 0.05% of the fund's management fee. This arrangement will remain in effect through April 30, 2015.

The Fidelity VIP FundsManager(R) 60% Portfolio is a "fund of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because this Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, Separate Account Annual Expenses, and Investment Option fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the Maximum PGR Rate of 1.80% applies during all Contract Years and Total Annual Portfolio Expenses (including Acquired Fund Fees and Expenses) of 0.88% for the Fidelity VIP FundsManager(R) 60% Portfolio. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

---------------------------------------------------------------------------------------------------------------
                                               TIME PERIODS
---------------------------------------------------------------------------------------------------------------
         1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
---------------------------------------------------------------------------------------------------------------
          $538                       $1,211                      $1,926                      $3,638
---------------------------------------------------------------------------------------------------------------

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:

---------------------------------------------------------------------------------------------------------------
                                               TIME PERIODS
---------------------------------------------------------------------------------------------------------------
         1 YEAR                      3 YEARS                     5 YEARS                    10 YEARS
---------------------------------------------------------------------------------------------------------------
          $338                       $1,031                      $1,746                      $3,638
---------------------------------------------------------------------------------------------------------------

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Option. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

CONDENSED FINANCIAL INFORMATION

Condensed financial information (Accumulation Unit value information) is not available because the contract was not offered for sale prior to November 17, 2014, and therefore there are no Accumulation Units outstanding as of the date of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity contract offered by us.

The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on the Annuity Date, a designated date that you select (but not later than the Maturity Date stated in your contract--see "Annuity Payments (The Annuity Period)"). Until you begin receiving Annuity Payments, your annuity is in the ACCUMULATION PERIOD. Once you begin receiving Annuity Payments, your contract switches to the ANNUITY PERIOD.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax-qualified account (e.g. an IRA), the tax deferred accrual feature is provided by the tax-qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.") IN ADDITION, FOR CERTAIN QUALIFIED CONTRACTS, YOU MAY BE REQUIRED TO TAKE WITHDRAWALS TO FULFILL REQUIRED MINIMUM DISTRIBUTIONS (RMD WITHDRAWALS). THE PGR MAY HAVE LIMITED USEFULNESS IN CONNECTION WITH SUCH QUALIFIED CONTRACTS BECAUSE WITHDRAWALS, INCLUDING RMD WITHDRAWALS, CAUSE PROPORTIONATE REDUCTIONS TO YOUR PGR AMOUNT (SEE "LIVING BENEFIT--PRESERVATION AND GROWTH RIDER--PGR AMOUNT"). YOU SHOULD CONSIDER WHETHER THE CONTRACT IS APPROPRIATE FOR YOUR CIRCUMSTANCES.

The contract is called a variable annuity because, depending upon market conditions, you can make or lose money in the Investment Option offered, the Fidelity VIP FundsManager(R) 60% Portfolio. The amount of money you are able to accumulate in your contract during the Accumulation Period depends upon the investment performance of the Investment Option. You bear the full investment risk for all amounts allocated to the Separate Account.

Fixed Annuity Payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the general account. Fixed Annuity Payments will be made out of the general account and are subject to our financial strength and claims-paying ability.

The amount of the Annuity Payments you receive during the Annuity Period from a fixed Annuity Payment option of the contract generally will remain level for the entire Annuity Period. (Please see "Annuity Payments (The Annuity Period)" for more information.)

As Owner of the contract, you exercise all interests and rights under the contract. You can change the Owner at any time, subject to our underwriting rules (a change of ownership may terminate the PGR, see "Living Benefit--Preservation and Growth Rider--Terminating the PGR"). The contract may be owned generally by Joint Owners (limited to two natural persons). We provide more information on this under "Other Information--Ownership."

All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code. Any Internal Revenue Code reference to "spouses" includes those persons who are married spouses under state law, regardless of sex.

2. PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The Purchase Payment is due on the date the contract is issued. You may not make additional Purchase Payments.

The minimum Purchase Payment we will accept is $25,000.

Generally, you may purchase a tax-qualified contract only with money transferred from a plan qualified under section 401(a) of the Internal Revenue Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA. You may purchase a non-qualified contract with money from any source.

If you want to make a Purchase Payment of more than $1 million, you will need our prior approval.

We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks and corporate checks. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

We also reserve the right to reject a Purchase Payment made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, and traveler's checks.

We reserve the right to reject any application. If you are exchanging more than one annuity contract or life insurance policy for this contract, or if your Purchase Payment will be paid from different sources (e.g. personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the Purchase Payment for this contract, provided they are received within 90 days of the date the contract is issued. When you are purchasing a contract by exchanging another annuity contract or life insurance policy, or if your Purchase Payment will be paid from different sources, your contract will be issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your contract is the CONTRACT DATE.

We reserve the right to revoke the contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal $25,000 in aggregate. We also reserve the right to not accept any proceeds received more than 90 days after the contract is issued. If the contract is revoked, we will return the Account Value without the application of any withdrawal charges.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your Purchase Payment to the Fidelity VIP FundsManager(R) 60% Portfolio.

Once we receive any portion of your Purchase Payment and the necessary information, we will issue your contract and allocate the portion of your Purchase Payment received within two (2) Business Days. Additional payments identified in your application and received by us in the 90-day period after the contract is issued are added to your Purchase Payment and allocated within two Business Days of receipt. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within five (5) Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information--Requests and Elections.").

FREE LOOK

You have the right to cancel the purchase of your contract for 10 days from the day you receive your contract.

If you have exchanged more than one annuity contract or life insurance policy for the contract or are funding the Purchase Payment for the contract from different sources, you should expect that the proceeds from the annuity contracts, life insurance policies or other sources will be received by us on different days. Your FREE LOOK period will commence on the first day we receive proceeds from any of the annuity contracts or life insurance policies you have exchanged from, or from any other source. Any subsequent proceeds that are received after the Contract Date will be invested according to your most recent allocation instructions. The receipt of subsequent proceeds will not extend or restart the Free Look period under the contract.

To cancel the purchase of your contract, return the contract to our Annuity Service Office before the end of the Free Look period, together with a written cancellation request. We will promptly pay you your Account Value.

ACCUMULATION UNITS

Your Account Value will go up or down depending upon the investment performance of the Investment Options. In order to keep track of your Account Value, we use a unit of measure we call an ACCUMULATION UNIT. (An Accumulation Unit works like a share of a mutual fund.) In addition to the investment performance of the Investment Option, the deduction of Separate Account annual expenses also affects an Investment Option's Accumulation Unit Value, as explained below.

Every Business Day, as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for the Investment Option by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:

  (1) dividing the net asset value per share of the Investment Option at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Option as of that day, by the net asset value per share of the Investment Option for the previous Business Day, and
  (2) multiplying it by one minus the daily equivalent of the Separate Account Annual Expenses for each day since the last Business Day and any charges for taxes.

The value of an Accumulation Unit may go up or down from day to day.

When we receive any portion of the Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to the Investment Option by the value of the Accumulation Unit for the Investment Option.

A Purchase Payment is credited to a contract on the basis of the Accumulation Unit value next determined after receipt. A Purchase Payment received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. A Purchase Payment received after the close of the New York Stock Exchange, or on a day when the New York Stock Exchange is closed, will be treated as received on the next day the New York Stock Exchange is open (the next Business Day).

      Example:

      On Monday we receive a Purchase Payment of $50,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP FundsManager(R) 60% Portfolio is $12.50. We then divide $50,000 by $12.50 and credit your contract on Monday night with 4000 Accumulation Units for the Fidelity VIP FundsManager(R) 60% Portfolio.

ACCOUNT VALUE

ACCOUNT VALUE is equal to the sum of your interests in the Investment Option. Your interest in an Investment Option is determined by multiplying the number of Accumulation Units for that Investment Option by the value of the Accumulation Unit.

REPLACEMENT OF CONTRACTS

EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this contract attributable to the exchanged assets will not be subject to any withdrawal charge. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new contract offered by this prospectus. Then, you should compare the fees and charges (for example, the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

OWNING MULTIPLE CONTRACTS

You may be considering purchasing this contract when you already own a variable annuity contract. You should carefully consider whether purchasing an additional contract in this situation is appropriate for you by comparing the features of the contract you currently own, including the death benefits, living benefits, and other guarantees provided by the contract, to the features of this contract. You should also compare the fees and charges of your current contract to the fees and charges of this contract, which may be higher than your current contract. You may also wish to discuss purchasing a contract in these circumstances with your registered representative.

3. INVESTMENT OPTIONS

At this time the contract offers one INVESTMENT OPTION, the Fidelity VIP FundsManager(R) 60% Portfolio. Additional Investment Options may be available in the future.

YOU SHOULD READ THE PROSPECTUS FOR THIS FUND CAREFULLY. COPIES OF THE PROSPECTUS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. You can obtain copies of the fund prospectus by calling us at: (866) 414-3259. You can also obtain information about the fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. Certain funds described in the fund prospectus may not be available with your contract.

A summary of advisers, subadvisers, and investment objectives for the Investment Options are listed below. The investment objectives and policies of an Investment Option may be similar to the investment objectives and policies of other mutual funds that certain of the portfolio investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Option may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of an Investment Option may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the Investment Option may conflict. The Investment Option will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

CERTAIN PAYMENTS WE RECEIVE FROM AN INVESTMENT ADVISER OR ITS AFFILIATES. An investment adviser or subadviser of an Investment Option, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to certain other variable insurance products we offer, and, in our role as an intermediary, with respect to the investment options in those products. We and our affiliates may profit from these payments. The amount of the payments we receive may be significant and is based on a percentage of assets of the investment options attributable to those other variable insurance products we and our affiliates issue.

Additionally, an investment adviser or subadviser of an Investment Option, or its affiliates, may provide us with wholesaling services that assist in the distribution of certain other variable insurance products we or our affiliates offer and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of those variable insurance products.

SELECTION OF INVESTMENT OPTIONS. We select the Investment Options offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider is the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the PGR.

We review the Investment Options periodically and may remove an Investment Option or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from contract owners. In some cases, we include an Investment Option based on recommendations made by selling firms. These selling firms may receive payments from an Investment Option they recommend and may benefit accordingly from the allocation of Account Value to such Investment Option.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT OPTION. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF AN INVESTMENT OPTION.

FIDELITY VARIABLE INSURANCE PRODUCTS
(Investor Class)

Fidelity Variable Insurance Products is a variable insurance product fund with multiple portfolios. Investor Class shares of the following portfolio are offered under the contract:

  .   Fidelity VIP FundsManager(R) 60% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager(R) 60% Portfolio. The Fidelity VIP FundsManager(R) 60% Portfolio seeks high total return.

VOTING RIGHTS

We are the legal owner of Investment Option shares. However, we believe that when an Investment Option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in a particular Investment Option is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Option or Investment Options without your consent. The substituted Investment Option(s) may have different fees and expenses. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close an Investment Option to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. There will always be at least one Investment Option offered under the contract.

4. EXPENSES

There are charges and other expenses associated with the contract which reduce the return on your investment in the contract. These charges and expenses are:

SEPARATE ACCOUNT ANNUAL EXPENSES

Each day, we make a deduction for Separate Account Annual Expenses (the Annual Mortality and Expense charge and the Preservation and Growth Rider (PGR) Fee Rate, each described below). We do this as part of our calculation of the value of the Accumulation Units. Total Separate Account Annual Expenses will not exceed 2.50%. If the Separate Account Annual Expense charges are inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charges exceed the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

ANNUAL MORTALITY AND EXPENSE CHARGE. We assess a daily mortality and expense charge that is equal, on an annual basis, to 0.70% of the average daily net asset value of each Investment Option. This charge compensates us for mortality risks we assume for the Annuity Payment and death benefit guarantees made under the contract. These guarantees include making Annuity Payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract. The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract.

PRESERVATION AND GROWTH RIDER (PGR) FEE RATE. The contract is issued with a guaranteed minimum accumulation benefit called the Preservation and Growth Rider (PGR). We assess a daily charge for the PGR equal to your current PGR Fee Rate that will not exceed the Maximum PGR Fee Rate. The Maximum PGR Fee Rate is equal, on an annual basis, to 1.80% of the average daily net asset value of each Investment Option. This charge compensates us for the risks we assume in providing the guarantees under the PGR. If the PGR is terminated according to its terms, we will no longer assess the charge for the PGR effective the Business Day following the date of termination.

ONCE YOUR CONTRACT IS ISSUED, YOUR PGR FEE RATE WILL NOT CHANGE UNLESS YOU ELECT AN OPTIONAL STEP UP AND IT TAKES EFFECT, AS DESCRIBED BELOW (see "Increases to PGR Fee Rate").

Initial PGR Fee Rate. The initial PGR Fee Rate applicable to new contract purchases is determined in our sole discretion based on current economic factors including interest rates and equity market volatility but will not exceed the Maximum PGR Fee Rate. Generally, the rate may increase if there is an increase in equity market volatility, a decrease in prevailing interest rates, or both. This rate structure is intended to help us provide the guarantees under the rider. This initial PGR Fee Rate for new contracts may be higher or lower than the PGR Fee Rate for existing contracts, but your PGR Fee Rate will not change as a result. See the first hypothetical example below.

The initial PGR Fee Rate applicable to new contract purchases is set forth in a supplement to this prospectus. The supplement indicates the PGR Fee Rate, its effective period, and the date by which your application must be signed and dated for a contract to be issued with that PGR Fee Rate. Approximately three weeks before the end of the indicated effective period, the PGR Fee Rate for the next effective period will be disclosed in a new prospectus supplement. In order to get the PGR Fee Rate indicated in a prospectus supplement, your application must be signed and dated on or before the last day of the effective period noted in that supplement.

Increases to PGR Fee Rate. If you elect an Optional Step Up, we may increase your PGR Fee Rate applicable beginning the first Business Day after the Contract Anniversary on which the Optional Step Up takes effect. If we increase your PGR Fee Rate upon an Optional Step-Up, your new PGR Fee Rate will be a rate we choose and will not exceed the lower of (a) 1.80% (the Maximum PGR Fee
Rate) or b) the initial PGR Fee Rate applicable to the same rider with the same benefits, if available, for new contracts purchased at the time of the Optional Step Up. Your PGR Fee Rate will not decrease, even if the initial PGR Fee Rate applicable to new contracts at the time of the Optional Step Up is lower than your PGR Fee Rate. See the hypothetical examples below.

In the event you are eligible for an Optional Step Up, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary. This communication will state your Account Value and PGR Amount as of the date it is generated, as well as the PGR Fee Rate that will apply if the Optional Step Up is elected and takes effect. If you elect an Optional Step Up and as a result your PGR Fee Rate is increased, the new PGR Fee Rate also will be indicated on the statement confirming your Optional Step Up, and thereafter your PGR Fee Rate will remain the same unless you elect another Optional Step Up on a future Contract Anniversary and another increase to your PGR Fee Rate is applicable. If you are considering an Optional Step Up and have any questions about the PGR Fee Rate that may apply, please speak with your financial representative or contact us directly. You may cancel an Optional Step-Up as described in "Living Benefits--Preservation and Growth Rider--Optional Step Up--Cancelling an Optional Step Up."

      Examples:

      Assume you elect to purchase a contract on June 1. Assume on or about May 1 prior to your purchase, we declared an initial PGR Fee Rate of 1.20% for new contract purchases. The Maximum PGR Fee Rate is 1.80%.

      NEW PURCHASE. Your PGR Fee Rate will be 1.20% and will remain at that level unless you elect an Optional Step Up. Your PGR Fee Rate may increase upon an Optional Step Up (see below) but it will never be higher than 1.80%.

      OPTIONAL STEP UP. The following table shows how your PGR Fee Rate can be affected if you elect an Optional Step Up in different hypothetical circumstances:

 Your PGR Fee Rate                              Your PGR Fee Rate
 before             PGR Fee Rate                after
 Optional Step Up   for new contracts           Optional Step Up
 ------------------------------------------------------------------------------
      1.20%         1.50%                       We may declare a rate
                                                applicable upon Optional Step
                                                Up greater than 1.20% and less
                                                than or equal to 1.50%, or we
                                                may elect not to increase your
                                                rate.
 ------------------------------------------------------------------------------
      1.20%         0.95%                       Your PGR Fee Rate will not
                                                increase.
 ------------------------------------------------------------------------------
      1.20%         Rider is no longer offered  We may declare a rate
                                                applicable upon Optional Step
                                                Up greater than 1.20% and less
                                                than or equal to 1.80% (the
                                                Maximum PGR Fee Rate), or
                                                we may elect not to increase
                                                your rate.

WITHDRAWAL CHARGE

We impose a withdrawal charge, except as described below, during the first seven Contract Years to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions described below, if permissible under tax law.

During the Accumulation Period, you can make a withdrawal from your contract (either a partial or a complete withdrawal). If the amount you withdraw is determined to include the withdrawal of any portion of the Purchase Payment, a withdrawal charge is assessed against the portion of the Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:

   (1) Earnings in your contract (earnings are equal to your Account Value, less any portion of the Purchase Payment not previously withdrawn); then

   (2) The free withdrawal amount described below (deducted from any portion of the Purchase Payment not previously withdrawn); then

   (3) Any portion of the Purchase Payment not previously withdrawn until the entire Purchase Payment has been withdrawn.

The withdrawal charge is calculated at the time of each withdrawal in accordance with the following:

        Number of Complete Years from          Withdrawal Charge
               Contract Date           (% of Purchase Payment withdrawn)
               -------------           ---------------------------------
                     0                                 2
                     1                                 2
                     2                                 2
                     3                                 2
                     4                                 2
                     5                                 2
                     6                                 2
              7 and thereafter                         0

For a partial withdrawal, the withdrawal charge is deducted from the remaining Account Value, if sufficient. If the remaining Account Value is not sufficient, the withdrawal charge is deducted from the amount withdrawn.

If the Account Value is smaller than the Purchase Payment, the withdrawal charge only applies up to the Account Value.

We do not assess the withdrawal charge on any amounts paid out as Annuity Payments or as death benefits. In addition, we will not assess the withdrawal charge on required minimum distributions from a tax-qualified contract in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this contract.

NOTE: For tax purposes, earnings from non-qualified contracts are considered to come out first.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year is equal to 10% of the Purchase Payment, less the total free withdrawal amount previously withdrawn in the same Contract Year. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.

PREMIUM AND OTHER TAXES

We reserve the right to deduct from the Purchase Payment, Account Value, withdrawals, death benefits or Annuity Payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. New York does not currently assess premium taxes on Purchase Payments you make. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.

TRANSFER FEE

Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available, in which case you may be able to transfer Account Value between Investment Options. We currently allow unlimited transfers without charge during the Accumulation Period. However, we have reserved the right to limit the number of transfers to a maximum of 12 per year without charge and to charge a transfer fee of $25 for each transfer greater than 12 in any year. The transfer fee is deducted from the Investment Option from which the transfer is made. However, if the entire interest in an Investment Option is being transferred, the transfer fee will be deducted from the amount which is transferred.

INCOME TAXES

We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from and expenses paid out of the assets of each Investment Option, which are described in the fee table in this prospectus and the Investment Option prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Option.

5. ANNUITY PAYMENTS (THE ANNUITY PERIOD)

ANNUITY DATE

Under the contract you can receive regular monthly fixed income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your Annuity Date must be at least 30 days after we issue the contract. Annuity Payments must begin no later than the MATURITY DATE stated in your contract, which generally is the later of (a) the first day of the calendar month on or after the Contract Anniversary on or after the oldest Owner's (or, for contracts owned by certain trusts, the oldest Annuitant's) 95th birthday or (b) 10 years from the Contract Date.

When you purchase the contract, the Annuity Date will be the Maturity Date. You can change the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in New York state and our current administrative procedures).

PLEASE BE AWARE THAT IF YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT, AND ANNUITIZING ANY PORTION OF YOUR CONTRACT TERMINATES THE PRESERVATION AND GROWTH RIDER AND MAY SIGNIFICANTLY REDUCE THE DEATH BENEFIT.

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. You can select an Annuity Option at any time before the Annuity Date with 30 days' notice to us.

You will receive the Annuity Payments during the Annuity Period. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments. The dollar amount of each Annuity Payment generally will not change. Annuity Payments are made monthly (or at any frequency permitted under the contract) unless you have less than $5,000 to apply toward an Annuity Option. In that case, we may provide your Annuity Payment in a single lump sum instead of Annuity Payments.

If more than one frequency is permitted under your contract, choosing less frequent payments will result in each Annuity Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant are alive (such as Options 2 and 5 below) or that guarantee the complete return of the Account Value applied to the Annuity Option (such as Options 3 and 6) result in Annuity Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 4 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Annuity Payment being larger.

You may choose one of the six Annuity Options described below or any other Annuity Option acceptable to us. Unless you elect another Annuity Option prior to the Annuity Date, the contract will default to Annuity Option 3--Life Annuity with Cash Refund. After Annuity Payments begin, you cannot change the Annuity Option.

   ANNUITY OPTION 1 -- LIFE ANNUITY

   Under this option, we will make Annuity Payments so long as the Annuitant is alive. We stop making Annuity Payments after the Annuitant's death. It is possible under this option to receive only one Annuity Payment if the Annuitant dies before the due date of the second payment or to receive only two Annuity Payments if the Annuitant dies before the due date of the third payment, and so on.

   ANNUITY OPTION 2 -- LIFE ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED

   Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Annuity Payments for less than 10 years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10-year period.

   ANNUITY OPTION 3 -- LIFE ANNUITY WITH CASH REFUND

   Under this option, we will make Annuity Payments so long as the Annuitant is alive. If, when the Annuitant dies, the total amount of Annuity Payments we have made is less than the Account Value applied to the Annuity Option, we will pay the Beneficiary in a lump sum the difference between the two amounts.

   ANNUITY OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY

   Under this option, we will make Annuity Payments so long as the Annuitant and a second person (Joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. We will stop making Annuity Payments after the last survivor's death.

   ANNUITY OPTION 5 -- JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEARS OF ANNUITY PAYMENTS GUARANTEED

   Under this option, we will make Annuity Payments so long as the Annuitant and a second person (Joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the Joint Annuitant, we have made Annuity Payments for less than 10 years, we will then continue to make Annuity Payments to the Beneficiary for the rest of the 10-year period.

   ANNUITY OPTION 6 -- JOINT AND LAST SURVIVOR ANNUITY WITH CASH REFUND

   Under this option, we will make Annuity Payments so long as the Annuitant and a second person (Joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Annuity Payments, so long as the survivor continues to live. If, at the last death of the Annuitant and the Joint Annuitant, the total amount of Annuity Payments we have made is less than the Account Value applied to the Annuity Option, we will pay the Beneficiary in a lump sum the difference between the two amounts.

ADDITIONAL INFORMATION

If your Annuity Payments would be or become less than $100 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $100.

We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If an Annuitant's age or sex has been misstated, we will adjust the amount of monthly annuity income to the amount that would have been provided at the correct age or sex. Once annuity income has begun, any overpayments or underpayments, with interest at the rate stated in your contract, will be, as appropriate, deducted from or added to the payment or payments made after the adjustment.

In the event that you purchased the contract as a tax-qualified contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. Under certain circumstances, you may satisfy those requirements by electing an annuity option. Upon your death, if Annuity Payments have already begun, the death benefit would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death. (See "Federal Income Tax Status" and the Statement of Additional Information for more details.)

6. ACCESS TO YOUR MONEY

You can have access to the money in your contract by making a withdrawal (either a partial or a complete withdrawal) or by electing to receive Annuity Payments. Your Beneficiary can have access to the money in the contract when a death benefit is paid or under certain Annuity Options described under "Annuity Payments (The Annuity Period)--Annuity Options" which provide for continuing Annuity Payments or a cash refund upon the death of the last surviving Annuitant.

Under most circumstances, withdrawals can only be made during the Accumulation Period. When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal, less any applicable withdrawal charge.

We require that after a partial withdrawal is made you keep at least $2,000 in the contract. If the withdrawal would result in the Account Value being less than $2,000 after a partial withdrawal, we will treat the withdrawal request as a request for a complete withdrawal.

ANY WITHDRAWAL CAUSES A PROPORTIONAL REDUCTION IN THE PGR AMOUNT. THIS REDUCTION IN THE PGR AMOUNT MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE PGR AMOUNT (SEE "LIVING BENEFIT--PRESERVATION AND GROWTH RIDER").

Currently the contract offers a single investment choice. If we add additional Investment Options in the future, any partial withdrawal will be made pro rata from the Investment Option(s) you selected unless you instruct us otherwise.

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Account Value of the contract at the end of the Business Day when we receive a written request for a withdrawal less any applicable withdrawal charge and less any premium or other tax.

Under most circumstances the amount of any partial withdrawal must be at least $500. You may request partial withdrawals by submitting a request to our Annuity Service Office. (See "Other Information--Requests and Elections."). You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

We will pay the amount of any withdrawal from the Separate Account within seven days of when we receive the request in Good Order unless the suspension of payments or transfers provision is in effect.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (i.e., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

In order to withdraw all or part of your Account Value, you must submit a request to our Annuity Service Office. (See "Other Information--Requests and Elections."). We have to receive your withdrawal request in our Annuity Service Office prior to the Annuity Date or Owner's death. If we are presented in Good Order with notification of the death of the Owner before any requested transaction is completed (including transactions under Systematic Withdrawal Programs), we will cancel the request.

There may be limits to the amount you can withdraw from certain tax-qualified contracts. (See "Federal Income Tax Status.")

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Expenses--Withdrawal Charge," if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the PGR Amount (see "Living Benefit--Preservation and Growth Rider--PGR Amount). The withdrawal could have a significant negative impact on the death benefit and PGR Amount.

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SYSTEMATIC WITHDRAWAL PROGRAM

You may elect the Systematic Withdrawal Program at any time. We do not assess a charge for this program. This program provides an automatic payment to you of up to 10% of your total Purchase Payments each year. You can receive payments monthly or quarterly, provided that each payment must amount to at least $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic Withdrawal Program is in effect you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. (For a discussion of the withdrawal charge, see "Expenses" above.)

We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.

Income taxes, tax penalties and certain restrictions may apply to Systematic Withdrawals.

SUSPENSION OF PAYMENTS OR EXCHANGES

We may be required to suspend or postpone payments for withdrawals or transfers for any period when:

  . the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  .   trading on the New York Stock Exchange is restricted;
  . an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Options is not reasonably practicable or we cannot reasonably value the shares of the Investment Options;
  . or during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

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7. LIVING BENEFIT

PRESERVATION AND GROWTH RIDER (PGR)

In your contract, the Preservation and Growth Rider (PGR) is referred to as a Guaranteed Minimum Accumulation Benefit (GMAB). The PGR guarantees that your Account Value will not be less than a minimum guaranteed amount at a specified date (the "PGR END DATE") at least 10 years from the Contract Date. If your Account Value is less than the minimum guaranteed amount at the PGR End Date, we will apply an additional amount to increase your Account Value so that it is equal to the minimum guaranteed amount. THE PGR DOES NOT ESTABLISH OR GUARANTEE ANY MINIMUM RETURN FOR ANY INVESTMENT OPTION.

This benefit is intended to protect you against poor investment performance during the Accumulation Period of your contract.

PGR AMOUNT. The PGR guarantees at the PGR End Date (described below), your Account Value will be at least equal to the Purchase Payment, less proportional reductions for any withdrawals (and related withdrawal charges) made at any time before the PGR End Date. This minimum guaranteed amount is the "PGR AMOUNT." The PGR Amount is used only to determine the amount of any benefit payable under the PGR.

The initial PGR Amount is equal to the Purchase Payment. When you make a withdrawal from the contract, the PGR Amount is reduced in the same proportion the amount of the withdrawal (including any related withdrawal charge) bears to the total Account Value. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE PGR AMOUNT. The PGR Amount may be increased by an Optional Step Up, as described below.

      Example:

      Assume your Account Value is $100,000 and your PGR Amount is $150,000, prior to making a $10,000 withdrawal (including any applicable withdrawal charge) from the contract. The total withdrawal amount is 10% of the Account Value. Therefore, after the withdrawal, your Account Value would be reduced by the dollar amount of the withdrawal to $90,000 and your PGR Amount would be reduced by 10% of the PGR Amount ($15,000) to $135,000.

THE PGR AMOUNT DOES NOT REPRESENT AN AMOUNT OF MONEY AVAILABLE FOR WITHDRAWAL AND IS NOT USED TO CALCULATE ANY BENEFITS UNDER THE CONTRACT PRIOR TO THE PGR END DATE (EXCEPT AS A POTENTIAL DEATH BENEFIT AMOUNT UPON THE DEATH OF AN OWNER OR ANNUITANT IF OWNED BY A NON-NATURAL PERSON).

OPTIONAL STEP UP. On any Contract Anniversary prior to the 86th birthday of the Owner or oldest Joint Owner (or oldest Annuitant if the Owner is a non-natural person), you may elect an Optional Step Up by written notice to us in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Service Office). In the event you are eligible for an Optional Step Up, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary. This communication will state your Account Value and PGR Amount as of the date it is generated, as well as the PGR Fee Rate that will apply if the Optional Step Up is elected and takes effect. The Optional Step Up will take effect on the Contract Anniversary following our receipt of your request.

If you elect an Optional Step Up and it takes effect, it:

  . will reset the PGR Amount to the Account Value on the date of the Optional Step Up. The Account Value on the date the Optional Step Up takes effect will be treated as a single Purchase Payment received on that date for purposes of determining the PGR Amount;
  . will reset the PGR End Date to the Contract Anniversary that is 10 years from the date the Optional Step Up takes effect; and
  . may increase the PGR Fee Rate to a rate we determine that does not exceed the Maximum Optional Step Up PGR Fee Rate, provided that this rate also will not exceed the rate currently applicable to the same rider with the same benefits, if available, for new contract purchases at the time of the Optional Step Up. If the rate currently applicable for an Optional Step Up is lower or equal to your PGR Fee Rate, your rate will not change. Your PGR Fee Rate cannot decrease as a result of an Optional Step Up (see 'Expenses--Preservation and Growth Rider (PGR) Fee Rate").

      Example:

      Assume your Purchase Payment was $100,000. Your initial PGR Amount was $100,000. Assume at your fifth Contract Anniversary your Account Value has increased to $130,000 due to positive market performance, and you elect an Optional Step Up, and it takes effect. The effect of the Optional Step Up would be:

       (1) Your PGR Amount is increased from $100,000 to $130,000;
       (2) Your PGR End Date is reset to 10 years from the fifth Contract Anniversary; and
       (3) Your PGR Fee Rate may be increased, as described above and under "Expenses--Preservation and Growth Rider (PGR) Fee Rate--Increases to PGR Fee Rate."

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Cancelling an Optional Step-Up. You may cancel an Optional Step Up before it takes effect by written notice to us prior to the Contract Anniversary on which the step up would take effect. After an Optional Step Up takes effect, you may cancel that Optional Step Up in accordance with our administrative procedures by providing written notice to us within 15 days after the date the Optional Step Up takes effect. The cancellation of an Optional Step Up will reverse the step up that just occurred. If an Optional Step Up is cancelled, your PGR Amount and PGR End Date will revert to the PGR Amount and PGR End Date that applied prior to being reset. If an Optional Step Up resulted in an increase to your PGR Fee Rate, your Account Value will be adjusted as if the Total Annual Separate Account Charge in effect prior to the step up had applied during the period between the date of the step up and the date of cancellation.

PGR END DATE. The Contract Anniversary that is 10 years from the later of
(a) the Contract Date or (b) the date the most recent Optional Step Up is elected and takes effect. We will not deduct the PGR charge after the PGR End Date.

PGR PAYMENT. At the PGR End Date, we will compare your contract's Account Value to its PGR Amount. If the Account Value is less than the PGR Amount, we will contribute to your Account Value the amount needed to make it equal the PGR Amount. (This added amount is the "PGR PAYMENT.") The PGR Payment is allocated entirely to the Investment Option (or, if we add additional Investment Options in the future, pro rata to each Investment Option you have selected).

If your Account Value is greater than or equal to the PGR Amount at the PGR End Date, then no PGR Payment will be paid into your Account Value.

TERMINATING THE PGR. The PGR will terminate at the earliest of:

  (1) The PGR End Date;
  (2) The date you make a full withdrawal of your Account Value;
  (3) The date you apply any of your Account Value to an Annuity Option;
  (4) Upon a change in ownership (or assignment) of the contract unless:
     (a) The new owner or assignee assumes full ownership of the contract and is essentially the same person (e.g. an individual ownership changed to a personal revocable trust, a change to a court appointed guardian representing the owner during the owner's lifetime, etc.); or
     (b) The assignment is for the purposes of effectuating a 1035 exchange of the contract (i.e. the rider may continue during the temporary assignment period and not terminate until the contract is actually surrendered);
     (c) The contract is continued under the spousal continuation provisions of the contract; or
  (5) The date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), unless the Beneficiary is the spouse of the Owner and elects to continue the contract under the spousal continuation provisions of the contract.

Once the rider is terminated, the PGR charge will no longer be deducted. IF THE RIDER IS TERMINATED BEFORE THE PGR END DATE, THE PGR PAYMENT WILL NOT BE PAID.

ADDITIONAL INFORMATION. While the PGR is in effect the death benefit will at least be equal to the PGR Amount. As of the date both due proof of death and an election for the payment method is received by us, a comparison of the PGR Amount and the death benefit provided by the contract will be made. If the PGR Amount is greater than the death benefit provided by the contract, then the PGR Amount will be available instead of the death benefit amount provided by the contract. All other death benefit provisions of your contract will apply.

If a surviving spouse (age 85 or younger) continues the contract under the spousal continuation provisions of the contract, and the PGR is in effect at the time of the continuation, then the same terms and conditions that applied to the Owner under this rider will continue to apply to the surviving spouse. The PGR End Date will remain the same. However, if the surviving spouse is age 86 or older at time of continuation, the PGR will terminate; however, the surviving spouse may elect to continue the contract without the PGR in his or her own name and exercise all the Owner's rights under the contract.

                                      24

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8. PERFORMANCE

We periodically advertise subaccount performance relating to Investment Options. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account Annual Expenses and the Investment Option expenses. It does not reflect the deduction of any applicable withdrawal charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Separate Account Annual Expenses, withdrawal charges, and Investment Option expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Options for the periods commencing from the date on which the particular Investment Option was made available through the Separate Account.

In addition, the performance for the Investment Options may be shown for the period commencing from the inception date of the Investment Options. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We or a selling firm may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Options and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We or a selling firm may advertise the PGR feature using illustrations showing how the benefit works with historical performance of specific Investment Options or with a hypothetical rate of return or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of underlying Investment Options.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

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9. DEATH BENEFIT DURING THE ACCUMULATION PERIOD

UPON YOUR DEATH

If you die during the Accumulation Period, we will pay a death benefit to the Beneficiary (or Beneficiaries). The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Option and is subject to investment risk.

The death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Options until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the Investment Options on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise. If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit.

If we are presented in Good Order with notification of the death of the Owner before any requested transaction is completed (including transactions under any automated investment strategies or withdrawal programs, if available), we will cancel the request.

DEATH BENEFIT

The death benefit will be the greater of:

  (1) the Account Value; or
  (2) the Purchase Payment, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge).

NOTE: If a portion of the Account Value has been applied to an Annuity Option,
(2) above will not apply, and the Death Benefit will be equal to the Account Value.

If the Owner is a natural person and the Owner is changed to someone other than a spouse, the death benefit amount will be determined as defined above; however, subsection (2) will be changed to provide as follows: "the Account Value as of the effective date of the change of Owner, reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable withdrawal charge) made after such date."

In the event that a Beneficiary who is the spouse of the Owner elects to continue the contract in his or her name after the Owner dies, the death benefit amount will be determined in accordance with (1) or (2) above.

DEATH BENEFIT BEFORE THE PGR END DATE. We will pay the PGR Amount to the Beneficiary instead of the death benefit if: (a) the PGR has not been terminated,(b) the Owner dies prior to the PGR End Date, and (c) as of the end of the Business Day on which we receive both due proof of death and an election for the payment method the PGR Amount is greater than the death benefit determined as described above.

GENERAL DEATH BENEFIT PROVISIONS

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. As described above, the death benefit is determined as of the end of the Business Day on which we receive both due proof of death and an election for the payment method. Until a Beneficiary submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Investment Option and is subject to investment risk. This risk is borne by the Beneficiary.

After the death of the Owner, each Beneficiary has the right to receive their share of the death benefit. Before we make a payment to any Beneficiary, we must receive at our Annuity Service Office due proof of death (generally a death certificate, see Proof of Death, below) for the Owner and an election for the payment method. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any Owner may have died.

                                      26

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Once we have received due proof of death, we will, upon notice to us, pay any
Beneficiary who has provided us with required information. We will then have no further obligations to that Beneficiary. If a Beneficiary has been designated to receive a specified fraction of the death benefit, we will pay that fraction as determined on the date of payment.

If the Beneficiary under a tax-qualified contract is the Owner's spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death).

A Beneficiary must elect the death benefit to be paid under one of the payment options. The entire death benefit must be paid within five years of the date of death unless the Beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax-qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. (See "Federal Income Tax Status.")

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days. Payment to the Beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.

PROOF OF DEATH. We will require due proof of death before any death benefit is paid. Due proof of death will be:

  .   a certified death certificate;
  . a certified decree of a court of competent jurisdiction as to the finding of death;
  .   a written statement by a licensed medical doctor who attended the deceased; or
  .   any other proof satisfactory to us.

ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call (866) 414-3259 to make such changes.

SPOUSAL CONTINUATION

If the primary Beneficiary is the spouse of the Owner, upon the Owner's death, the Beneficiary may elect to continue the contract in his or her own name. Upon such election, the Account Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Owner. The terms and conditions of the contract that applied prior to the Owner's death will continue to apply, with certain exceptions described in the contract.

For purposes of the death benefit on the continued contract, the death benefit is calculated in the same manner as it was prior to the date the spouse continues the contract. If, at the time of Spousal Continuation, the PGR is in effect and the Account Value is less than the PGR Amount, the Account Value is increased to equal the PGR Amount. The PGR Amount, PGR End Date, death benefit and Contract Anniversary of the contract remain unchanged. If, at the time of Spousal Continuation, the spouse is older than age 85 and the PGR is in effect, the spouse may continue the contract; however, the PGR will terminate.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs (see "Federal Income Tax Status").

                                      27

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Under the Internal Revenue Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code. Any Internal Revenue Code reference to "spouses" includes those persons who are married spouses under state law, regardless of sex.

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10. FEDERAL INCOME TAX STATUS

INTRODUCTION

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment - federal, state, or local - of any contract or of any transaction involving a contract.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Internal Revenue Code (the "Code"), any increase in an Owner's Account Value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:

(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Separate Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the subaccount of the Separate Account, are to be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the Account Value over the Purchase Payment paid for the contract. The subaccounts of the Separate Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with funds under the subaccounts that require the funds to be "adequately diversified" in accordance with the Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make transfers among the Investment Options may cause you to be considered the owner of the assets of the Separate Account. We therefore reserve the right to modify the contract as necessary to attempt to prevent contract Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance such efforts would be successful.

SEPARATE ACCOUNT CHARGES

It is conceivable that certain benefits or the charges for certain benefits such as the PGR, could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-NATURAL OWNER

As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the contract during the taxable year. There are several exceptions to this rule for non-natural Owners. Under one exception, a contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the contract as an agent for a natural person. We do not intend to offer the contracts to "non-natural" persons. However, we will offer the contracts to revocable grantor trusts in cases where the grantor represents that the trust is for the benefit of the grantor Annuitant (i.e. the contract is held by the trust for the benefit of a natural person (an "individual")). The following discussion assumes that a contract will be owned by an individual.

DELAYED ANNUITY COMMENCEMENT DATES

On the Contract Date, the Annuity Date is automatically set to be the first day of the calendar month on or after the Contract Anniversary that falls on or after the oldest Owner's 95/th/ birthday. Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, if the contract's Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is conceivable that the Internal Revenue Service could take the position that the contract is not an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the Owner's income.

The following discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes.

In addition, to qualify as an annuity for federal tax purposes, the contract must satisfy certain requirements for distributions in the event of the death of the Owner of the contract. The contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

QUALIFIED CONTRACTS

You may use the contract as an Individual Retirement Annuity. The IRA contract has not yet been approved by the IRS as to the form of the IRA. Under
Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the contract's minimum initial payment of $50,000 is greater than the maximum annual contribution permitted to an IRA, a qualified contract may be purchased only in connection with a "rollover" of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a contract must contain certain provisions:

(1) the Owner of the contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the contract cannot be transferable;

(2) the Owner's interest in the contract cannot be forfeitable; and

(3) annuity and payments following the death of an Owner must satisfy certain required minimum distributions. contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

2009 RMD WAIVER. For RMDs following the death of the Owner or Annuitant of a qualified contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract Owner who died in 2009, the five-year period would end in 2015 instead of 2014. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

ACCOUNT VALUES AND PROCEEDS

Under current law, you will not be taxed on increases in the value of your contract until a distribution occurs.

A distribution may occur in the form of a withdrawal, payments following the death of an Owner and payments under an Annuity Option.

The assignment or pledge of any portion of the value of a contract may also be treated as a distribution. In the case of a qualified contract, you may not receive or make any such pledge. Any such pledge will result in disqualification of the contract as an IRA and inclusion of the value of the entire contract in income.

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Additionally, a transfer of non-qualified contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to divorce decree).

The taxable portion of a distribution is taxed as ordinary income. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXES ON SURRENDER OF THE CONTRACT BEFORE ANNUITY INCOME PAYMENTS BEGIN

If you fully surrender your contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your contract. In addition, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

For non-qualified contracts, the cost basis is generally the amount or your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For qualified contracts, we will report the cost basis as zero, and the entire amount of the surrender payment is taxed as ordinary income. You may want to file an Internal Revenue Service Form 8608 if any part of your Purchase Payment has been previously taxed.

TAXES ON PARTIAL WITHDRAWALS

Withdrawals of any amount less than the full Account Value, including withdrawals received under the Systematic Withdrawal Program, are treated as partial withdrawals.

Partial withdrawals under a non-qualified contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of your Purchase Payment, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Account Value at that time exceeds your payments.

Partial withdrawals under the qualified contract are prorated between taxable income and non-taxable return of investment. We will report the cost basis of a qualified contract as zero, and the partial withdrawal will be fully taxed unless you have filed an Internal Revenue Service Form 8608 to identify the part of your Purchase Payment that has been previously taxed.

Partial and complete withdrawals may be subject to a 10% penalty tax (see "10% Penalty Tax on Early Withdrawals"). Partial and complete withdrawals also may be subject to federal income tax withholding requirements.

AGGREGATION OF CONTRACTS

In certain circumstances, the IRS may determine the amount of annuity income payment or withdrawal from a contract that is includible in income by combining some or all of the annuity contracts a persons owns. For example, if a person purchases a contract offered by this prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

In the case of a qualified contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one contract.

TAXES ON ANNUITY PAYMENTS

Although the tax consequences may vary depending on the form of annuity selected under the contract, the recipient of Annuity Income payments under the contract generally is taxed on the portion of such income payments that exceed the cost basis in the contract. In the case of fixed income payments, like the annuity Income payments provided under the contract, the exclusion amount is determined by multiplying (1) the annuity income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the contract (as determined under Treasury Department regulations). Once the total amount of the investment in the contract is excluded, Annuity Payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

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For qualified contracts, we report the cost basis as zero and each Annuity
Payment is fully taxed unless you have filed an Internal Revenue Service Form 8608 to identify the part of your Purchase Payment that has been previously taxed.

3.8% TAX ON NET INVESTMENT INCOME

Federal tax law imposes a 3.8% Medicare tax is imposed on the lesser of

  (1) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, etc., offset by specified allowable deductions), or
  (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase "modified adjusted gross income" in item (2).

You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

10% PENALTY TAX ON EARLY WITHDRAWALS OR DISTRIBUTIONS

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of qualified contracts, distributions received from the rollover of the contracts into another qualified contract or IRA.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10-percent penalty tax described in
(4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59 1/2.

OTHER TAX INFORMATION

In the case of a qualified contract, a 50% excise tax is imposed on the amount by which minimum required payments following the death of Owner exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the contract, unless the Owner or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld. Such an election will not relieve you of the obligation to pay income taxes on the taxable portion of any distribution.

EXCHANGES OF CONTRACTS

We may issue the contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax-free if certain requirements are satisfied. If the exchange is tax-free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged. Your Account Value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g. as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract, the IRS might treat the two as one annuity contract in certain circumstances. See "Aggregation of Contracts" above.

In addition, before the Annuity Date, if we agree, you may exchange all (but not part) of your Account Value for any immediate annuity contract we then offer. Such an exchange will be tax-free if certain requirements are satisfied.

You should consult your tax advisor in connection with an exchange for or of a contract.

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TRANSFER OF A CONTRACT TO OR FROM A REVOCABLE GRANTOR TRUST

A contract owned by a revocable grantor trust may be transferred to a grantor, and a contract owned by one or two individual(s) may be transferred to a revocable grantor trust of which the individual(s) is (are) the grantor(s). In either situation, the Annuitant(s) must remain the same. The federal income tax treatment of such transfers is unclear. You should consult your tax advisor before making such a transfer.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

TAX BENEFITS RELATED TO THE ASSETS OF THE SEPARATE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to contract Owners because we are the owner of the assets from which the tax benefits are derived.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

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THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. The earnings of the Separate Account are taxed as part of our operations, and thus the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under the existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. Therefore, we do not expect to incur federal income taxes on earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for our federal income taxes. We will periodically review the need for a charge to the Separate Account for company federal income taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the company may impose a charge against the Separate Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the contracts or the Separate Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Separate Account.

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11. OTHER INFORMATION

METROPOLITAN LIFE INSURANCE COMPANY

Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

THE SEPARATE ACCOUNT

We have established a Separate Account, Metropolitan Life Separate Account E (the SEPARATE ACCOUNT), to hold the assets that underlie the contracts. We established the Separate Account on September 27, 1983. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we will notify you of any such changes and we guarantee that the modification will not affect your Account Value. We are obligated to pay all money we owe under the contracts--such as death benefits and Annuity Payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any such amount under the PGR that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims-paying ability and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.

The investment adviser to certain of the investment portfolios offered with variable annuity contracts issued through the Separate Account may be regulated as commodity pool operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 1095 Avenue of the Americas, New York, NY10036, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.

Distributor and we have entered into selling agreements with a selling firm for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by the selling firm. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

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SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of our variable annuity contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. A selling firm may also receive additional compensation (described below under "Additional Compensation"). These commissions and other incentives or payments are not charged directly to contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to a selling firm may be passed on to their sales representatives in accordance with a selling firm's internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor have entered into selling agreements with selling firms that have an affiliate that acts as investment adviser and/or subadviser to one or more Investment Options under the contract. These investment advisory firms include Strategic Advisers, Inc., Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. and Fidelity Research & Analysis Company.

COMPENSATION PAID TO A SELLING FIRM. We and Distributor pay compensation to a selling firm in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for sales of this contract by a selling firm is 1.75% of the Purchase Payment.

We may also pay commissions when a contract Owner elects to begin receiving regular Annuity Payments (see "Annuity Payments--The Annuity Period.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION. We and Distributor may pay additional compensation to a selling firm, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to a selling firm based on cumulative periodic (usually quarterly) sales of the contracts. Introduction fees are payments to a selling firm in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on Account Values of our variable insurance contracts (including Account Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in a selling firm's marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. See the Statement of Additional Information for more information.

The amounts of additional compensation discussed above may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide a selling firm and/or its sales representatives with an incentive to favor sales of the contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative.

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Office before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Office (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open.

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Our Annuity Service Office is located at PO Box 10366, Des Moines, IA
50306-0366 (for overnight or express delivery, 4700 Westown Parkway Suite 200, West Des Moines, IA 50266). If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.

Requests for service may be made:

  .   Through your registered representative
  . By telephone at (866) 414-3259, between the hours of 8:30AM and 6:30PM Eastern Time Monday through Friday.
  .   In writing to our Annuity Service Office or
  .   By fax at (515) 457-4400 or
  .   By Internet at www.metlifeinvestors.com

All transaction requests must be in Good Order. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

GOOD ORDER. A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); if we add additional Investment Options in the future, the names and allocations to and/or from the Investment Option affected by the requested transaction; the signatures of all contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to the Purchase Payment, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

TELEPHONE AND COMPUTER SYSTEMS. Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.

CONFIRMING TRANSACTIONS. We will send out confirmations that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract. These rights include the right to:

  .   change the Beneficiary.
  . change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).
  .   assign the contract (subject to limitation).
  .   change the Annuity Option before the Annuity Date.
  . exercise all other rights, benefits, options and privileges allowed by the contract or us.

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The Owner is as designated at the time the contract is issued, unless changed.
Any change of Owner is subject to our underwriting rules in effect at the time of the request and may terminate the Preservation and Growth Rider (see "Living Benefit--Preservation and Growth Rider--Terminating the PGR").

JOINT OWNER. The contract can be owned by Joint Owners, generally limited to two natural persons. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If Joint Owners are named, unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base Annuity Payments. You can change the Annuitant at any time prior to the Annuity Date, unless an Owner is not a natural person. Any reference to Annuitant includes any Joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Internal Revenue Code.

ASSIGNMENT. You can assign a non-qualified contract at any time during your lifetime. We will not be bound by the assignment until the written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the contract before we record the assignment. An assignment may be a taxable event and may terminate the Preservation and Growth Rider (see "Living Benefit--Preservation and Growth Rider--Terminating the PGR").

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company

Independent Registered Public Accounting Firm

Custodian

Distribution

Calculation of Performance Information
     Total Return
     Historical Unit Values
     Reporting Agencies

Annuity Provisions
     Fixed Annuity
     Mortality and Expense Guarantee
     Legal or Regulatory Restrictions on Transactions

Tax Status of the Contracts

Financial Statements

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